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                                  EXHIBIT 10.3

      Assignment of Invention and Patent, dated June 12, 1996, executed by
                    Robert H. Leslie in favor of the Company

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                                   ASSIGNMENT
                                       OF
                               INVENTION AND PATENT


     WHEREAS, ROBERT H. LESLIE, a resident alien of the United States of America residing in Edina, Minnesota, is the inventor of that certain invention disclosed and claimed in the application for United States Letters Patent, filed on February 7, 1996, under Application Number 60/011,265 and entitled "MONOLITHIC SHELTER" (the "Invention");

     WHEREAS, ROBERT H. LESLIE owns the entire right, title and interest in and to the Invention and in and to any existing and future Letters Patent granted therefor in the United States and in any and all foreign countries;

     WHEREAS, INTERNATIONAL BUILDING CONCEPTS LTD., a Minnesota corporation having its principal place of business at 3040 4th Avenue South, Minneapolis, Minnesota 55408, desires to acquire, and ROBERT H. LESLIE desires to assign and transfer, the entire right, title and interest in and to the Invention and in and to any existing and future Letters Patent granted therefor in the United States and in any and all foreign countries.

     NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) conveyed to me by INTERNATIONAL BUILDING CONCEPTS LTD. and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, I, ROBERT H. LESLIE, have assigned and transferred, and by these presents do hereby assign and transfer unto said INTERNATIONAL BUILDING CONCEPTS LTD., the full and exclusive right to the Invention in the United States and its territorial possessions and in all foreign countries, and the entire right, title and interest in and to any and all existing and future Letters Patent granted therefor in the United States and its territorial possessions and in any and all foreign countries and in and to any and all divisions, reissues, continuations and extensions thereof.

     I hereby authorize and request the Patent Office officials in the United States and any and all foreign countries to reissue any and all of said existing Letters Patent, and to issue any and all of said future Letters Patent when granted, to said INTERNATIONAL BUILDING CONCEPTS LTD., as assignee of my entire right, title and interest in and to the same, for the sole use and benefit of said INTERNATIONAL BUILDING CONCEPTS LTD., its successors and assigns.

     Further, I agree that I will communicate to said INTERNATIONAL BUILDING CONCEPTS LTD. or its representatives any facts known to me regarding the Invention, and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuation, substitution, issuance, reissuance and renewal applications, execute all necessary assignment papers to cause any and all of said existing and future Letters Patent to be reissued or issued, as the case may be, to said INTERNATIONAL BUILDING CONCEPTS LTD., make all

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rightful oaths and generally do everything reasonably necessary to aid said
INTERNATIONAL BUILDING CONCEPTS LTD., its successors and assigns, to obtain and enforce proper protection for the Invention in the United States and in any and all foreign countries.

     IN TESTIMONY WHEREOF, the undersigned has executed this Assignment of Invention and Patent this ____ day of __________________________, 1996.



                                       ________________________________________
                                       Robert H. Leslie


STATE OF MINNESOTA  )
                    )   SS
HENNEPIN COUNTY     )


     On this ___ day of _________________, 1996, before me, a Notary Public for and within the County aforesaid, personally appeared ROBERT H. LESLIE, to me known to be the person described in the foregoing Assignment of Invention and Patent, and he acknowledged to me that he executed the same as his free act and deed.

                                       _______________________________________

                                       * ______________________________________
                                       Notary Public, State of Minnesota
                                       My commission:__________________________